MAINSTAY VP FUNDS TRUST

MainStay VP PIMCO Real Return Portfolio

(a “Portfolio”)

Supplement dated January 10, 2019 (“Supplement”) to:

MainStay VP Funds Trust Prospectus, and the Portfolio’s Summary Prospectuses,

each dated May 1, 2018, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and Summary Prospectuses.

1.	Effective immediately, Stephen A. Rodosky will join the portfolio management team for the Portfolio. Except for this change and the changes described immediately below, the portfolio management team for the Portfolio will remain the same.

2.	Jeremie Banet will no longer serve as a portfolio manager for the Portfolio. All references to Mr. Banet should be deleted.

3.	The table in the sections entitled “Management” of the Prospectus and Summary Prospectuses with respect the Portfolio is amended to include the following:

Pacific Investment Management Company LLC	Stephen A. Rodosky, Managing Director	Since January 2019

4.	In the section of the Prospectus entitled “The Fund and its Management,” the subsection entitled “Portfolio Manager Biographies” is amended to include the following:

Stephen A. Rodosky	Mr. Rodosky is a Managing Director with PIMCO and has managed the MainStay VP PIMCO Real Return since January 2019. He joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.